SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2014

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2014, our Board of Directors appointed Mr. Gus D. Halas to serve as a member of the Board of Directors.

Mr. Halas has served as CEO of several companies. He was Chief Executive Officer and President of the Central Operating Companies at Central Garden & Pet Company from April 2011 through May 2013 and currently serves as a consultant to that Company. Mr. Halas was President and Chief Executive Officer of T-3 Energy Services, Inc. from May 2003 to March 2009 and also served as Chairman of the Board of Directors from March 2004 to March 2009. From August 2001 to April 2003, Mr. Halas served as President and Chief Executive Officer of Clore Automotive, Inc. He also serves as a director for Triangle Petroleum Corp. and Hooper Holmes, Inc.

Mr. Halas is qualified to serve on our Board of Directors because of his experience and expertise as an executive and a director with companies implementing “turnaround” strategies. His initial term shall last until the next annual meeting of the shareholders or until removed by other action as allowed by the corporate bylaws

There were no arrangements or understandings between Mr. Halas and any other persons pursuant to which such individual was selected as a Director of our company.

Pursuant to our Director Compensation Plan, non-employee directors (“Outside Directors”) shall receive (a) a $25,000 annual cash retainer, payable in equal quarterly installments, and (b) reimbursement for expenses related to Board meeting attendance and any committee participation. Directors are expected to attend four meetings per year as well as spend an additional 10 – 20 hours per month on Company matters. In addition, Outside Directors shall receive 25,000 shares of Common Stock, payable in equal quarterly installments, which shall vest immediately. Directors that are also employees of the Company shall not receive additional compensation for serving on the Board.

We issued a press release on August 11, 2014 announcing the appointment of Mr. Halas to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 11, 2014, titled “OptimizeRx Announces Appointment of Gus D. Halas to Board of Directors”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Doug Baker

Doug Baker
Chief Financial Officer

Date: August 12, 2014

3